UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 9, 2011

Ameren Corporation

(Exact name of registrant as specified in its charter)

Missouri	1-14756	43-1723446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Chouteau Avenue, St. Louis, Missouri 63103

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 9, 2011, the Board of Directors (the “Board”) of Ameren Corporation (“Ameren”) announced that two of its current directors will complete their term of service on the Board effective at the annual meeting of Ameren shareholders scheduled for April 21, 2011 (the “Annual Meeting”). Charles W. Mueller and Harvey Saligman each submitted their resignation from the Board in accordance with Ameren’s retirement policy for directors who reach age 72 prior to the date of an Ameren annual shareholders meeting. Mr. Mueller is the retired Chairman and Chief Executive Officer of Ameren, Union Electric Company (“Ameren Missouri”) and Ameren Services Company (“Ameren Services”), the retired Chairman of former Ameren subsidiaries CILCORP, Inc. and Central Illinois Light Company and currently serves on the Board’s Nuclear Oversight and Environmental Committee and Finance Committee. Mr. Saligman is a partner of Cynwyd Investments and currently serves on the Board’s Human Resources Committee and Nominating and Corporate Governance Committee.

Also on February 9, 2011, Ameren announced that Charles D. Naslund will assume the role of Senior Vice President Generation and Environmental Projects, of Ameren Missouri and relinquish his positions as Chairman, President and Chief Executive Officer of Ameren Energy Resources Company, LLC (“Resources Company”) and Chairman and President of Ameren Energy Generating Company (“Genco”), effective March 2, 2011. Steven R. Sullivan, currently the Senior Vice President, General Counsel and Secretary of Ameren, Ameren Missouri, Ameren Illinois Company (“Ameren Illinois”), Genco and Ameren Services, was elected to the positions of Chairman, President and Chief Executive Officer of Resources Company and Chairman and President of Genco, effective March 2, 2011. Gregory L. Nelson, currently Vice President, Tax and Deputy General Counsel at Ameren Services, was elected to the positions of Senior Vice President and General Counsel of Ameren, Ameren Missouri, Ameren Illinois, Genco and Ameren Services, effective March 2, 2011.

Item 7.01	Regulation FD Disclosure.

On February 9, 2011, Ameren issued a press release announcing the officer changes described above.

A copy of the press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of Ameren under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Ameren Corporation Press Release dated February 9, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

Date: February 9, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Ameren Corporation Press Release dated February 9, 2011.